                                                                   Exhibit 10(c)

                                 RETIREMENT PLAN

                              FOR THE DIRECTORS OF

                                MERCK & CO., INC.

                              --------------------



              Adopted September 22, 1987, effective April 29, 1987

                       Amended and Restated June 21, 1996

                        Schedule A adopted June 21, 1996

                                     SUMMARY

ELIGIBILITY TO PARTICIPATE:        All Directors, except current and former  employees,
                                   who were Directors on December 31, 1995, and who
                                   elected to remain in this Plan, and who have five
                                   years of Board service are eligible.

BENEFITS:                          At normal retirement (age 70, generally, and a
                                   minimum of five years of Board Service), 50% of last
                                   annual retainer, increasing 10% for each additional
                                   year to lOO% after ten years of Board service. At
                                   early retirement (minimum age of 65 and ten years
                                   of Board service), 100% of last annual retainer;
                                   otherwise, no benefit.

ELIGIBILITY FOR BENEFITS:          For normal retirement benefits, must have attained
                                   mandatory retirement age under applicable Board
                                   policy and have completed at least five years of
                                   Board service or for early retirement benefits,
                                   must have attained at least age 65 and completed
                                   at least ten years of Board service.

FORFEITURE:                        Benefits forfeited if Director engages in
                                   certain activities with a competitor (such as
                                   assuming employment or a directorate, taking
                                   a 5% equity interest, or disclosing certain
                                   information), becomes disabled, is removed
                                   from office, or dies.

FORM OF PAYMENT:                   Annual income for lifetime of retired Director,
                                   ceasing at his or her death.

DISABILITY AND DEATH BENEFITS:     None provided.

SPOUSE'S BENEFIT:                  None provided.

PLAN ADMINISTRATION:               Committee on Directors.

ASSIGNABILITY:                     Benefits not assignable.


                                       (i)

                                TABLE OF CONTENTS

                                                                         Page

Purpose                                                                    1

Article I Definitions                                                      1

Article II Participation                                                   3

Article III Retirement Benefit                                             3

Article IV Vesting                                                         4

Article V Amount and Commencement of Retirement Benefits                   5

Article VI Form of Payment of Benefits                                     5

Article VII Disability and Death Benefits                                  6

Article VIII Plan Administration                                           6

Article IX Plan Amendment and Termination                                  7

Article X Miscellaneous Provisions                                         7


                                      (ii)

                                     PURPOSE

Effective April 29, 1987, Merck & Co., Inc. (the "Company") established the Retirement Plan for the Directors of Merck & Co., Inc. (the "Plan") to provide Directors, other than current and former employees, with retirement income for life in recognition of services performed for the Company. The Plan is a nonqualified, unfunded arrangement and, as such, is not intended to qualify under the Internal Revenue Code of 1986, as amended, or comply with the Employee Retirement Income Security Act of 1974, as amended. The Plan was amended and restated as of June 21, 1996 to add Schedule A, which lists: (a) those eligible Directors who were Directors on December 31, 1995, and who, in 1996, elected as of April 1, 1997 to receive (i) upon Termination of Services, a Retirement Benefit from the Plan determined in accordance with Schedule A, and (ii) an amount of compensation to be deferred under the Plan for Deferred Payment of Directors' Compensation in lieu of accruing additional benefits under the Plan after March 31, 1997; and (b) the terms applicable to the listed Directors. Directors who elected to continue to accrue benefits under this Plan after March 31, 1997 are subject to the terms of this Plan without regard to Schedule A.

                                    ARTICLE I

                                   DEFINITIONS

Each of the following terms shall have the meaning set forth in this Article I for purposes of the Plan and any amendments thereto:

Benefit Commencement Date: The date, determined under Article V, as of which a Participant begins to receive payment of benefits under the Plan.

Board: The Board of Directors of the Company.

Committee: The Committee on Directors of the Board.

Company: Merck & Co., Inc.

Competitor: A company, corporation, enterprise, firm, limited partnership, partnership, person, sole proprietorship or any other business entity determined by the Committee in its sole discretion to be competitive with the business of the Company, its subsidiaries or its affiliates.

Director: An individual elected to the Board by the stockholders of the Company, or appointed by the Board under applicable corporate law, on or after April 28, 1987, other than a current or former employee of the Company.

Early Retirement: Termination of Services prior to Normal Retirement Age by a Participant who has completed at least ten (10) Years of Service and attained Early Retirement Age.

Early Retirement Age: Age sixty-five (65).

Effective Date: April 29, 1987.

Eligible Director: Each Director of the Company who (i) retired between April 29, 1987 and December 31, 1995 under the terms of this Plan or (ii) is a Director as of December 31, 1995, and elects in accordance with procedures established by the Committee on Directors to continue to accrue benefits under this Plan after March 31, 1997.

Last Annual Retainer: The final annual fee paid to a Director by the Company for services to the Company as a Director; such amount does not include fees paid for attending meetings or for chairing committees. In the event a Director does not complete a Year of Service, for purposes of the Plan only, the Last Annual Retainer shall be the entire annual retainer in effect on the Director's retirement date.

Non-Vested Termination: Termination of Services by a Director who does not have a Vested Right to a Retirement Benefit.

Normal Retirement: Termination of Services by a Participant who has completed at least five (5) Years of Service and attained Normal Retirement Age.

Normal Retirement Age: Age seventy (70), or such other age as determined by the Board under its policy relating to retirement of Directors.

Participant: An Eligible Director who has commenced, but not terminated, participation in the Plan as provided in Article II.

Plan: Retirement Plan for the Directors of Merck & Co., Inc. without regard to Schedule A.

Plan Year: The period of time between successive annual meetings of the stockholders of the Company.

Retirement Benefit: The annual retirement benefit, payable in the form of a straight life annuity at Normal, or Early, Retirement, credited to a Participant under Article III.

Termination of Services: The end of a Participant's service to the Company as a Director by reason of his or her retirement, declination to stand for re-election, resignation, disability, removal from office, death or other event that has the effect of terminating his or her service to the Company.

Vesting, or Vested Right: A nonforfeitable right obtained by a Participant to that part of an immediate or deferred benefit under the Plan that arises from the Participant's service.

Years of Service: An individual's service as a Director commencing on the effective date of his or her election as a Director and ending with his or her Termination of Services. A Plan Year or any part thereof shall count as one Year of Service. Years of Service include those completed prior to the Effective Date of the Plan.

                                   ARTICLE II

                                  PARTICIPATION

2.1 ADMISSION AS A PARTICIPANT

2.1.1 An Eligible Director shall become a Participant on the date on which he or she completes five (5) Years of Service.

2.1.2 An individual who has ceased to be a Participant and who again becomes a Director after December 31, 1995 shall not participate in this Plan.

2.2 TERMINATION OF PARTICIPATION

A Participant shall cease to be such upon his or her:

(a) Non-Vested Termination; or (b) death.

                                   ARTICLE III

                               RETIREMENT BENEFIT

3.1 RETIREMENT BENEFIT FORMULA

3.1.1 At Normal Retirement, a Participant's Retirement Benefit shall be determined in accordance with the following schedule:

                                                                 Percentage of
                                                                  Last Annual
                             Years                                Retainer as
                           of Service                         Retirement Benefit

                               5                                      50%
                               6                                      60%
                               7                                      70%
                               8                                      80%
                               9                                      90%
                           10 or more                                100%

3.1.2 At Early Retirement, a Participant's Retirement Benefit shall be lOO% of his or her Last Annual Retainer.

                                   ARTICLE IV

                                     VESTING

4.1 DETERMINATION OF VESTING

A Participant shall have a vested percentage, or Vested Right, of 100% in his or her Retirement Benefit upon satisfaction of the requirements of Normal, or Early, Retirement, subject to Section 4.2.

4.2 RETIREMENT BENEFIT FORFEITURES

The Retirement Benefit of a Participant shall be forfeited upon either his or her removal as a Director or death, or upon a determination by the Committee, in its sole discretion, that a Participant has:

(a) joined the Board of, managed, operated, participated in a material way in, entered employment with, performed consulting (or any other) services for, or otherwise been connected in any material manner with a Competitor;

(b) directly or indirectly acquired an equity interest of five (5) percent or greater in a Competitor; or

(c) disclosed any material trade secrets or other material confidential information, including customer lists, relating to the Company or to the business of the Company to others, including a Competitor.

                                    ARTICLE V

                  AMOUNT AND COMMENCEMENT OF RETIREMENT BENEFIT

5.1 DETERMINATION OF AMOUNT OF RETIREMENT BENEFIT

5.1.1 Normal or Early Retirement Benefit. A Participant is entitled to receive a Retirement Benefit upon satisfaction of the requirements of Normal or Early Retirement. A Participant's benefits upon Normal or Early Retirement shall be equal to his or her Retirement Benefit.

5.1.2 Non-Vested Termination. A Director shall not be entitled to any Retirement Benefit upon his or her Non-Vested Termination.

5.2 SUSPENSION OF PAYMENTS ON RESUMPTION OF SERVICE AS A DIRECTOR

5.2.1 If a Participant who elected Early Retirement is receiving a Retirement Benefit, such payments shall be suspended on the effective date of the Participant's re-election to the Board.

5.2.2 If the Participant is re-elected to the Board after December 31, 1995, then the Retirement Benefit payable under this Plan upon resumption of benefit payments shall be the Retirement Benefit in effect prior to the Participant's re-election to the Board. Directors who are re-elected to the Board after December 31, 1995, will not accrue any additional benefits under the Plan but instead shall participate in the Deferral Plan.

                                   ARTICLE VI

                           FORM OF PAYMENT OF BENEFITS

6.1 METHOD OF DISTRIBUTION

A Participant may at any time prior to his or her Benefit Commencement Date elect, in accordance with Section 6.2, that his or her Retirement Benefit be payable in the form of a straight life annuity under which payments are made to the Participant (i) during the Participant's lifetime, with no further payments under the Plan after the Participant's death, (ii) in quarterly installments at the beginning of each calendar quarter commencing with the first calendar quarter following Normal or Early Retirement and ending at the date of death of the Participant, and (iii) without proration of the final payment to the Participant under the Plan.

6.2 COMMENCEMENT OF BENEFIT PAYMENTS

The Participant's Benefit Commencement Date shall be as soon as practicable after his or her Termination of Services.

                                   ARTICLE VII

                          DISABILITY AND DEATH BENEFITS

7.1 DISABILITY AND DEATH BENEFITS

No benefit shall be payable under the Plan on account of a Participant's disability or death.

                                  ARTICLE VIII

                               PLAN ADMINISTRATION

8.1 THE COMMITTEE

8.1.1 The Committee may authorize in writing any person to execute any document or documents on its behalf, and any interested person, upon receipt of notice of such authorization directed to it, may thereafter accept and rely upon any document executed by such authorized person until the Committee shall deliver to such interested person a written revocation of such authorization.

8.2 POWERS, DUTIES, ETC. OF THE COMMITTEE

8.2.1 The Committee shall have the power to construe the Plan and to determine all questions of fact or interpretation that may arise thereunder, and any such construction or determination shall be conclusively binding upon all Participants.

8.2.2 The Committee shall have the power to promulgate such rules and procedures, to maintain or cause to be maintained such records and to issue such forms as it shall deem necessary and proper for the administration of the Plan.

8.2.3 Subject to the terms of the Plan, the Committee shall determine the time and manner in which all elections authorized by the Plan shall be made or revoked.

8.2.4 The Committee shall direct benefit payments pursuant to the Plan.

8.2.5 The Committee may direct that such amounts be withheld from any payment due under the Plan as required to conform with applicable income tax law.

8.2.6 The Committee shall have all the rights, powers, duties and obligations granted or imposed upon it elsewhere in the Plan.

8.3 DELEGATION OF RESPONSIBILITY

The Committee may designate persons to carry out the specified responsibilities of the Committee.

                                   ARTICLE IX

                         PLAN AMENDMENT AND TERMINATION

9.1 PLAN AMENDMENT OR TERMINATION

The Committee shall have the right at any time and for any reason to amend or terminate the Plan.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1 SOURCE OF BENEFITS

Benefits under the Plan shall be paid or provided solely from the general assets of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of any benefits under the Plan. The Company may make such investments as it may deem desirable to aid it in providing benefits. Participants, however, shall have no right, title or interest whatsoever in or to such investments, if any.

Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company, its employees and its agents and any Participant or any other person. To the extent that a Participant acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

10.2 BENEFITS NOT ASSIGNABLE

Benefits provided under the Plan may not be assigned or alienated, either voluntarily or involuntarily.

10.3 CONTROLLING LAW

The laws of the State of New Jersey shall control the interpretation and performance of the terms of the Plan. The Plan is not intended to qualify under
Section 401(a) of the Internal Revenue Code of 1986, as amended, or to comply with the Employee Retirement Income Security Act of 1974, as amended.

                                   SCHEDULE A

                                     TO THE

                                 RETIREMENT PLAN

                              FOR THE DIRECTORS OF

                                MERCK & CO., INC.




                              Adopted June 21, 1996

                              SUMMARY OF SCHEDULE A

ELIGIBILITY TO PARTICIPATE:                     All Directors,
                                                except current and former
                                                employees, who were Directors on
                                                December 31, 1995, and who
                                                elected to participate in this
                                                Schedule A and the Deferral Plan
                                                are eligible. Directors who
                                                first became Directors after
                                                December 31, 1995 are not
                                                eligible.

BENEFITS FOR SCHEDULE A PARTICIPANTS:           At or after early retirement
                                                age (age 65), the accumulated
                                                benefit determined as of March
                                                31, 1997, without regard to
                                                participation and vesting rules.

ELIGIBILITY FOR BENEFITS FOR SCHEDULE A
PARTICIPANTS:                                   Must have attained at least age 65.

FORFEITURE:                                     Benefits forfeited if Director
                                                engages in certain activities
                                                with a competitor (such as
                                                assuming employment or a
                                                directorate, taking a 5% equity
                                                interest, or disclosing certain
                                                information), becomes disabled,
                                                is removed from office, or dies.

FORM OF PAYMENT:                                Annual income for lifetime of retired Director, ceasing at his or her death.

DISABILITY AND DEATH BENEFITS:                  None provided.

SPOUSE'S BENEFIT:                               None provided.

PLAN ADMINISTRATION:                            Committee on Directors.

ASSIGNABILITY:                                  Benefits not assignable.


                                       (i)

                                   SCHEDULE A

                               TABLE OF CONTENTS

                                                                                                           Page

Purpose                                                                                                      1

Section I Definitions                                                                                        1

Section II Participation                                                                                     3

Section III Retirement Benefit                                                                               3

Section IV Vesting                                                                                           4

Section V Amount and Commencement of Retirement Benefits                                                     4

Section VI Form of Payment of Benefits                                                                       5

Section VII Disability and Death Benefits                                                                    5

Section VIII Plan Administration                                                                             6

Section IX Plan Amendment and Termination                                                                    7

Section X Miscellaneous Provisions                                                                           7


                                      (ii)

                                   SCHEDULE A

                                     PURPOSE

The Retirement Plan for the Directors of Merck & Co., Inc. (the "Plan") was amended and restated June 21, 1996 to add Schedule A, which lists those Directors who were Directors on December 31, 1995, and who, in 1996, elected as of April 1, 1997 to receive (i) upon Termination of Services a Retirement Benefit determined in accordance with the provisions of this Schedule A, and
(ii) an amount of compensation to be deferred under the Plan for Deferred Payment of Directors' Compensation in lieu of accruing additional benefits under the Plan after March 31, 1997. Directors who elected to continue to accrue benefits under the Plan after March 31, 1997 are subject to the terms of the Plan without regard to this Schedule A.

                                    SECTION I

                                   DEFINITIONS

Each of the following terms shall have the meaning set forth in this Section I for purposes of Schedule A and any amendments thereto:

Benefit Commencement Date: The date, determined under Section V, as of which a Schedule A Participant begins to receive payment of benefits under Schedule A.

Board: The Board of Directors of the Company.

Committee: The Committee on Directors of the Board.

Company: Merck & Co., Inc.

Competitor: A company, corporation, enterprise, firm, limited partnership, partnership, person, sole proprietorship or any other business entity determined by the Committee in its sole discretion to be competitive with the business of the Company, its subsidiaries or its affiliates.

Deferral Plan: The Plan for Deferred Payment of Directors' Compensation.

Director: An individual elected to the Board by the stockholders of the Company, or appointed by the Board under applicable corporate law, on or after April 28, 1987, other than a current or former employee of the Company.

Early Retirement: Termination of Services prior to Normal Retirement Age by a Schedule A Participant who has attained Early Retirement Age, without regard to Years of Service.

Early Retirement Age: Age sixty-five (65).

Normal Retirement: Termination of Services by a Schedule A Participant who has attained Normal Retirement Age, without regard to Years of Service.

Normal Retirement Age: Age seventy (70), or such other age as determined by the Board under its policy relating to retirement of Directors.

Plan: Retirement Plan for the Directors of Merck & Co., Inc.

Plan Year: The period of time between successive annual meetings of the stockholders of the Company.

Retirement Benefit: The annual retirement benefit, payable in the form of a straight life annuity at Normal, or Early, Retirement, credited to a Participant under Section III.

Schedule A Participant: A Director as of December 31, 1995 who, in accordance with procedures established by the Committee, elects as of April 1, 1997, to receive (i) upon Termination of Services a Retirement Benefit under the Plan as determined in accordance with the provisions of this Schedule A and (ii) an amount of compensation to be deferred under the Deferral Plan in lieu of accruing additional benefits under this Plan after March 31, 1997.

Termination of Services: The end of a Schedule A Participant's service to the Company as a Director by reason of his or her retirement, declination to stand for re-election, resignation, disability, removal from office, death or other event that has the effect of terminating his or her service to the Company.

Vesting, or Vested Right: A nonforfeitable right obtained by a Schedule A Participant to that part of an immediate or deferred benefit under the Plan.

Years of Service: An individual's service as a Director commencing on the effective date of his or her election as a Director and ending, for Schedule A Participants, on March 31, 1997. A Plan Year or any part thereof shall count as one Year of Service. Years of Service include those completed prior to April 29, 1987, the effective date of the Plan.


                                      -A2-

                                   SECTION II

                                  PARTICIPATION

2.1 ADMISSION AS A PARTICIPANT

A Schedule A Participant shall cease to participate in the Plan and shall instead participate in this Schedule A as of March 31, 1997.

2.2 TERMINATION OF PARTICIPATION

A Schedule A Participant shall cease to participate in Schedule A upon his or her death or Termination of Services prior to attaining Early Retirement Age.

                                   SECTION III

                               RETIREMENT BENEFIT

3.1 RETIREMENT BENEFIT FORMULA

The Retirement Benefit payable to a Schedule A Participant upon Termination of Services at or after Early Retirement Age shall be the percentage of annual retainer on March 31, 1997 as determined in accordance with the following schedule:

         Years of Service                                     Percentage of Annual Retainer
         as of March 31, 1997                                 on March 31, 1997
         --------------------                                 -----------------------------

                   1                                                             10%
                   2                                                             20%
                   3                                                             30%
                   4                                                             40%
                   5                                                             50%
                   6                                                             60%
                   7                                                             70%
                   8                                                             80%
                   9                                                             90%
                   10 or more                                                    100%



                                     - A3 -

                                   SECTION IV

                                     VESTING

4.1 DETERMINATION OF VESTING

A Schedule A Participant shall have a Vested Right of 100% in his or her Retirement Benefit determined under Section III upon attaining Early Retirement Age, subject to Section 4.2.

4.2 RETIREMENT BENEFIT FORFEITURES

The Retirement Benefit of a Schedule A Participant shall be forfeited upon either his or her removal as a Director or death, or upon a determination by the Committee, in its sole discretion, that a Participant has:

(a) joined the Board of, managed, operated, participated in a material way in, entered employment with, performed consulting (or any other) services for, or otherwise been connected in any material manner with a Competitor;

(b) directly or indirectly acquired an equity interest of five (5) percent or greater in a Competitor; or

(c) disclosed any material trade secrets or other material confidential information, including customer lists, relating to the Company or to the business of the Company to others, including a Competitor.

                                    SECTION V

                  AMOUNT AND COMMENCEMENT OF RETIREMENT BENEFIT

5.1 DETERMINATION OF AMOUNT OF RETIREMENT BENEFIT

5.1.1 Normal or Early Retirement Benefit. A Schedule A Participant is entitled to receive a Retirement Benefit upon satisfaction of the requirements of Normal or Early Retirement, as applicable. A Schedule A Participant's benefits upon Normal or Early Retirement shall be equal to his or her Retirement Benefit as determined under Section III of this Schedule A.


                                     - A4 -

5.2 SUSPENSION OF PAYMENTS ON RESUMPTION OF SERVICE AS A DIRECTOR

If a Schedule A Participant who elected Early Retirement and is receiving a Retirement Benefit is re-elected to the Board, such Schedule A Participant's benefit payments shall be suspended on the effective date of the re-election to the Board, and shall resume upon the Participant's subsequent Normal or Early Retirement, without regard to additional years of service or increase in annual retainer. Directors who are re-elected to the Board after December 31, 1995, will not accrue any additional benefits under the Plan but instead shall participate in the Deferral Plan.

                                   SECTION VI

                           FORM OF PAYMENT OF BENEFITS

6.1 METHOD OF DISTRIBUTION

A Schedule A Participant may at any time prior to his or her applicable Benefit Commencement Date elect that his or her applicable Retirement Benefit be payable in the form of a straight life annuity under which payments are made to the Schedule A Participant (i) during the Schedule A Participant's lifetime, with no further payments after the Schedule A Participant's death, (ii) in quarterly installments at the beginning of each calendar quarter commencing with the first calendar quarter following Normal or Early Retirement and ending at the date of death of the Schedule A Participant, and (iii) without proration of the final payment to the Schedule A Participant under this Schedule A.

6.2 COMMENCEMENT OF BENEFIT PAYMENTS

The Schedule A Participant's Benefit Commencement Date shall be as soon as practicable after his or her Termination of Services.

                                   SECTION VII

                          DISABILITY AND DEATH BENEFITS

7.1 DISABILITY AND DEATH BENEFITS

No benefit shall be payable under this Schedule A on account of a Schedule A Participant's disability or death.


                                     - A5 -

                                  SECTION VIII

                               PLAN ADMINISTRATION

8.1 THE COMMITTEE

The Committee may authorize in writing any person to execute any document or documents on its behalf, and any interested person, upon receipt of notice of such authorization directed to it, may thereafter accept and rely upon any document executed by such authorized person until the Committee shall deliver to such interested person a written revocation of such authorization.

8.2 POWERS, DUTIES, ETC. OF THE COMMITTEE

8.2.1 The Committee shall have the power to construe Schedule A and to determine all questions of fact or interpretation that may arise thereunder, and any such construction or determination shall be conclusively binding upon all Schedule A Participants.

8.2.2 The Committee shall have the power to promulgate such rules and procedures, to maintain or cause to be maintained such records and to issue such forms as it shall deem necessary and proper for the administration of Schedule A.

8.2.3 Subject to the terms of Schedule A, the Committee shall determine the time and manner in which all elections authorized by Schedule A shall be made or revoked.

8.2.4 The Committee shall direct benefit payments pursuant to Schedule A.

8.2.5 The Committee may direct that such amounts be withheld from any payment due under Schedule A as required to conform with applicable income tax law.

8.2.6 The Committee shall have all the rights, powers, duties and obligations granted or imposed upon it elsewhere in Schedule A.

8.3 DELEGATION OF RESPONSIBILITY

The Committee may designate persons to carry out the specified responsibilities of the Committee.


                                     - A6 -

                                   SECTION IX

                         PLAN AMENDMENT AND TERMINATION

9.1 AMENDMENT OR TERMINATION

The Committee shall have the right at any time and for any reason to amend or terminate Schedule A.

                                    SECTION X

                            MISCELLANEOUS PROVISIONS

10.1 SOURCE OF BENEFITS

Benefits under Schedule A shall be paid or provided solely from the general assets of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of any benefits under Schedule A. The Company may make such investments as it may deem desirable to aid it in providing benefits. Schedule A Participants, however, shall have no right, title or interest whatsoever in or to such investments, if any. Nothing contained in Schedule A, and no action taken pursuant to the provisions of Schedule A, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company, its employees and its agents and any Schedule A Participant or any other person. To the extent that a Schedule A Participant acquires a right to receive payments from the Company under Schedule A, such right shall be no greater than the right of an unsecured general creditor of the Company.

10.2 BENEFITS NOT ASSIGNABLE

Benefits provided under Schedule A may not be assigned or alienated, either voluntarily or involuntarily.

10.3 CONTROLLING LAW

The laws of the State of New Jersey shall control the interpretation and performance of the terms of the Schedule A. Schedule A is not intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended, or to comply with the Employee Retirement Income Security Act of 1974, as amended.


                                      -A7-